Supplement Dated May 11, 2021
To the Product Prospectuses Date May 1, 2021 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Ensemble II VUL, Lincoln Ensemble III VUL

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The names of the following funds will be changed effective May 1, 2021. There are no changes to the fees or investment objectives. The LVIP Delaware High Yield Fund will now be managed by LVIP.   All other information about the funds can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

Delaware VIP® High Yield Series	LVIP Delaware High Yield Fund
LVIP Wellington Mid-Cap Value Fund	LVIP Wellington SMID Cap Value Fund

Please retain this Supplement for future reference.